UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

22026 20th Avenue S.E., Bothell, Washington 98021
(Address of principal executive offices)

(425) 487-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.

               In September 2004, Sonus Pharmaceuticals requested and was subsequently granted a meeting with the U.S. Food and Drug Administration (FDA) to discuss its plans for Phase 3 testing of TOCOSOL® Paclitaxel, the Company’s lead cancer product. Sonus met with the FDA in December 2004, and based on preclinical and clinical data generated to date, the Agency has indicated that it is appropriate for Sonus to pursue Phase 3 testing and submission of a TOCOSOL Paclitaxel New Drug Application under a 505(b)(2) regulatory mechanism. In addition, the FDA has recommended that Sonus finalize the design and plan of the TOCOSOL Paclitaxel Phase 3 program under a Special Protocol Assessment, which the Company plans to pursue. As previously disclosed, Sonus expects to initiate Phase 3 testing of TOCOSOL Paclitaxel in the second quarter of 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date:	December 21, 2004	By:	/s/ Alan Fuhrman

Alan Fuhrman Senior Vice President and Chief Financial Officer